UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2005

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

903 Calle Amanecer, Suite 100 San Clemente, California	92673
(Address of Principal Executive Office)	(Zip Code)

(949) 369-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Sunstone Hotel Investors, Inc. (the “Registrant”) has filed herewith as Exhibit 99.1 to this Form 8-K the financial statements of Century Plaza Hotel, as of and for the nine months ended September 30, 2005. The Registrant has filed herewith as Exhibit 99.2 to this Form 8-K pro forma financial statements of the Registrant as of and for the nine months ended September 30, 2005, which reflect the acquisition of the Century Plaza Hotel and related financings.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit No.	Description
	23.1	Consent of Ernst & Young LLP

	99.1	Financial statements of Century Plaza Hotel, as of and for the nine months ended September 30, 2005

	99.2	Pro forma financial statements of Sunstone Hotel Investors, Inc. as of and for the nine months ended September 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: December 16, 2005	By:	/s/ JON D. KLINE
Jon D. Kline
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Financial statements of Century Plaza Hotel, as of and for the nine months ended September 30, 2005

99.2	Pro forma financial statements of Sunstone Hotel Investors, Inc. as of and for the nine months ended September 30, 2005